UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2005

Sharper Image Corporation

(Exact name of registrant as specified in its chapter)

Delaware	0-15827	94-2493558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Davis Street, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 445-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2: FINANCIAL INFORMATION

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 3, 2005 Sharper Image Corporation (“Company”) issued a press release announcing the Company’s sales for the fourth quarter and fiscal year ended January 31, 2005. A full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934.

SECTION 9: FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1    Earnings Press Release, dated February 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2005	SHARPER IMAGE CORPORATION

	By:	/s/ Tracy Y. Wan
Tracy Y. Wan President, Chief Operating Officer